* The confidential material contained herein has been omitted and filed separately with the Commission.

                                                                 EXECUTION COPY
                                                                 --------------
                          MAGAININ PHARMACEUTICALS INC.

                         COMMON STOCK PURCHASE AGREEMENT

                                December 30, 1998

         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the date hereof by and between MAGAININ PHARMACEUTICALS INC., a Delaware corporation (the "Company") having its principal executive office at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462, and GENENTECH, INC, a Delaware corporation having its principal executive office at 1 DNA Way, South San Francisco, California 94080 (the "Investor").

                                    RECITALS

         WHEREAS, the Company and the Investor are contemporaneously entering into a Collaborative Research and Option Agreement (the "Option Agreement"), pursuant to which the Investor will conduct research with respect to IL-9 and the Company will grant the Investor an exclusive option to enter into an agreement regarding the development and commercialization thereof; and

         WHEREAS, pursuant to the Option Agreement the parties have agreed to enter into this Agreement; and;

         WHEREAS, the Company has authorized the sale and issuance of such number of shares of its Common Stock, par value $.002 per share (the "Common Stock"), as may be issued and sold pursuant to this Agreement (the "Shares"); and

         WHEREAS, the Investor desires to purchase the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to the Investor on the terms and conditions set forth herein; and

         WHEREAS, the Shares shall have registration rights as evidenced by the Registration Rights Agreement in the form attached hereto (the "Registration Rights Agreement");

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth,

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Stock.
                  --------------------------

                  1.1 Sale and Issuance of Common Stock. Subject to the terms
                      ---------------------------------
         and conditions of this Agreement, the Company hereby agrees to sell and issue to the Investor, and the Investor hereby agrees to purchase from the Company, that number of Shares set forth opposite the Investor's name on Exhibit A hereto at the per share purchase price equal to one
                 ---------
         hundred ten percent (110%) of the arithmetic average of the last sale price of one share of the Common Stock on the twenty

         (20) trading days immediately prior to the date of the Closing (as defined below), as reported on the Nasdaq National Market (the "Per Share Purchase Price").

                  1.2 Initial Closing. The purchase and sale of the Shares
                      ---------------
         representing an aggregate consideration of Two Million Dollars ($2,000,000.42) of the Common Stock shall take place at the offices of Genentech, Inc., 1 DNA Way, South San Francisco, California 94080 (the "Genentech Offices"), at 10:00 a.m. California time on date hereof, or such other date and time as the Company and the Investor mutually agree orally or in writing (which time and place are designated as the "Initial Closing").

                 1.3 Contingent Subsequent Closings. In connection with the
                     ------------------------------
         Investor's exercise of its option (the "Option") granted pursuant to
         Section 3.1 of the Option Agreement, the Investor shall have the option, if agreed to by the Company, to purchase additional Shares of Common Stock pursuant to an agreement substantially in the form hereof, and the Company shall issue and sell such additional Shares to the Investor at one or more additional closings as may be agreed by the parties, at a price and subject to terms mutually agreed upon by the parties pursuant to this Agreement or such other agreement (such times and place are each designated as a "Subsequent Closing"). When used herein, the term "Closing", refers to the Initial Closing or each of the Subsequent Closings, as applicable. The parties shall update Exhibit A hereto with each Subsequent Closing, if any, made pursuant to
         ---------
         this Agreement.

                 1.4 Delivery. At the Closing, the Company shall deliver to the
                     --------
        Investor a certificate registered in the Investor's name representing the Shares to be purchased by the Investor. Such delivery shall be against payment of the purchase price therefore in an amount equal to the product of the number of Shares and the Per Share Purchase Price by wire transfer to the Company's bank account at


                     Bank Name:         First Union National Bank
                     Bank Address:      FC 3-90-1-3
                                        2240 Butler Pike
                                        Plymouth Meeting, PA 19462
                     Bank Contact       John Berardinelli
                     ABA#:              031-2014-67
                     Account Name:      Magainin Pharmaceuticals Inc.
                     Account Number:    (                )                     *


         2.       Representations and Warranties of the Company. Except as set
                  ---------------------------------------------
forth in the Company's Annual Report on Form 10-K for the year ending December 31, 1997, and Quarterly Report on Form 10-Q as of September 30, 1998, or as set forth on the Schedule of Exceptions attached hereto as Exhibit B, the Company
                                                       ---------
hereby represents and warrants, to the best of the Company's knowledge and belief, as follows:

                  2.1 Organization, Good Standing and Qualification. The Company
                      ---------------------------------------------
         is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, as now conducted or as now proposed to be conducted, or properties. True and accurate copies of the Company's Certificate of


                                                  * THE CONFIDENTIAL MATERIAL
                                        2           CONTAINED HEREIN HAS BEEN
                                                    OMITTED AND HAS BEEN FILED
                                                    SEPARATELY WITH THE
                                                    COMMISSION

         Incorporation (the "Articles") and the Company's Bylaws, each as in effect at the Initial Closing, are attached hereto as Exhibit C and
                                                               ---------
         Exhibit D, respectively.
         ---------

                  2.2. Capitalization; Voting Rights. The authorized capital
                       -----------------------------
         stock of the Company, immediately prior to the Closing, will consist of 45,000,000 shares of Common Stock, par value $.002 per share, 22,289,863 shares of which are issued and outstanding and 9,211,000 shares of Preferred Stock, par value $.001 per share, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock (a) have been duly authorized and validly issued
         (b) are fully paid and nonassessable, and (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Articles. Other than the 3,876,345 shares reserved for issuance under the Company's Stock Option Plans, and except as may be granted pursuant to the Affiliated Agreements (as defined below), there are 2,144,236 shares of Common Stock reserved for other purposes. Of such reserved shares of Common Stock, (i) 596,625 shares have been reserved pursuant to stock option agreements, and (ii) 1,547,611 have been reserved pursuant to warrant agreements. When issued in compliance with the provisions of this Agreement and the Articles, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

                  2.3. Subsidiaries. The Company does not presently own or
                       ------------
         control, directly or indirectly, any interest in any other corporation, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

                  2.4. Authorization. All corporate action on the part of the
                       -------------
         Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Option Agreement (together with the Registration Rights Agreement, the "Affiliated Agreements"), the performance of all obligations of the Company hereunder and thereunder and under the Articles, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares being sold hereunder, has been taken or will be taken prior to the Closing, and this Agreement and the Affiliated Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of the indemnification provisions of the Registration Rights Agreement.

                  2.5 Valid Issuance of Common Stock. The Shares that are being
                      ------------------------------
         purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued (including, without limitation, issued in compliance with applicable state and federal securities laws), fully paid and nonassessable, will have the rights, preferences, privileges and instructions described in the Articles, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws. Subject to applicable restrictions on transfer, the issuance and delivery of the Shares are not subject to any preemptive or other similar rights or any liens or encumbrances except as specifically set forth in the Articles, this Agreement and the Registration Rights Agreement.

                  2.6. Governmental Consents. Based in part on the
                       ---------------------
         representations made by Investor in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by this Agreement or any of the Affiliated Agreements, except for (i) such filings under applicable securities laws and (ii) such filings with the Securities and Exchange Commission (the "Commission"), Nasdaq and others pursuant to this Agreement and the Registration Rights Agreement. The Company hereby agrees to make all such filings within the prescribed periods. Based in part on the representations of the Investor set forth in Section 3 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of the Securities Act and from the qualification requirements of the California Securities Law.

                  2.7. Litigation. There is no action, suit, proceeding or
                       ----------
         investigation pending or currently threatened before any court, administrative agency or other governmental body against the Company that questions the validity of this Agreement or the Affiliated Agreements or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or that would result, either individually or in the aggregate, in any material adverse change in the condition (financial or otherwise), business, property, assets or liabilities of the Company or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any intellectual property, information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with their former employers. The Company is not a party or subject to, and none of its assets us bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  2.8. Employees. The Company's relations with its employees are
                       ---------
         satisfactory. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. The Company has complied in all material respects with the applicable state, federal and foreign equal employment opportunity laws and with other laws related to employment.

                  2.9. Patents and Trademarks. The Company has sufficient title
                       ----------------------
         and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as presently conducted, without any known infringement of the rights of others. The Company has not received any communications alleging that the Company has violated any patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity nor is the Company aware of any third party that us infringing or violating any such rights of the Company. To the best knowledge of the Company, none of the Company's employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict in any manner with the Company's business. Neither the execution nor delivery of this Agreement or any of the Affiliated Agreements, nor the carrying on of the Company's business by the employees of the Company, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not and will not need to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company that have not previously been fully and exclusively assigned to the Company without restrictions, the presence of which would result in a material adverse effect on the ability of the Company to carry on its business as presently conducted or proposed to be conducted.

                  2.10. Confidential Information and Invention Assignment
                        -------------------------------------------------
         Agreements. Each former and current employee, officer and consultant of
         ----------
         the Company has executed an appropriate confidential information and invention assignment agreement. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such agreement.

                  2.11. Compliance with Other Instruments. The Company is not in
                        ---------------------------------
         violation or default of any provision of its Articles or Bylaws, each as in effect on and as of the Closing. The Company is not in violation or default of any material provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which violation or default would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company or, to the best of the Company's knowledge, of any provision of any federal, state or local statute, rule or governmental regulation, which violation or default would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company. The execution, delivery and performance of and compliance with this Agreement and the Affiliated Agreements, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute (with or without the passage of time or giving of notice) a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

                  2.12 Ludwig Agreement. The Company has provided the Investor
                       ----------------
         with a full and complete (except for certain financial terms, which have been redacted) copy of the License Agreement, dated as of December 20, 1996 (the "Ludwig Agreement"), by and between the Company and the Ludwig Institute for Cancer Research, a Swiss not-for-profit corporation ("Ludwig") which agreement is attached hereto as Exhibit E.
                                                                      ---------
         The Ludwig Agreement constitutes the full and entire understanding between the Company and Ludwig with respect to the subject matter of the Ludwig Agreement. The Company is not in violation or default of any provision of the Ludwig Agreement. The execution, delivery and performance of and compliance with this Agreement and the Affiliated Agreements, and the issuance and sale of the Shares, will not result in any such violation, be in conflict with or constitute (with or without the passage of time or giving of notice) a default under any such provision, require any consent or waiver under any such provision or result in the creation of any mortgage, pledge, lien encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision. The Company shall use its best efforts to maintain the Ludwig Agreement in full force and effect through one hundred twenty (120) days after the end of the Research Term (as defined in the Option Agreement).

                  2.13 Permits. The Company has all material franchises,
                       -------
         permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default under any of such franchises, permits, licenses or other similar authority and neither the execution, delivery nor performance of this Agreement and each of the Affiliated Agreements and the consummation of the transactions contemplated hereby and thereby will result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                  2.14. Registration Rights.  Except as provided in the
                        -------------------
         Registration Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.15. Title to Property and Assets. The Company has good and
                        ----------------------------
         marketable title to all of its properties and assets free and clear of all mortgages, liens and encumbrances, except liens for current taxes and assessments not yet due and possible minor liens and encumbrances that do not, in any case, in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company. With respect to the properties and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of all liens, claims or encumbrances, and to the best knowledge of the Company, all other parties to the leases are in compliance with all material terms of such leases. The Company's properties and assets are in good condition and repair in all material respects.

                  2.16. Brokers or Finders. The Company has not agreed to incur,
                        ------------------
         directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

                  2.17. Financial Statements. The Company has delivered to the
                        --------------------
         Investor its unaudited balance sheet as of September 30, 1998, its unaudited statement of operations, stockholders' equity and cash flows for the calendar period from January 1, 1998 through such date (the Financial Statements"). The Financial Statements fairly and accurately present the Company's financial position as of those dates and the results of operations and changes in its financial position for such periods then ended, and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, subject to normal year-end adjustments, except that unaudited Financial Statements may not contain all footnotes required by GAAP. There are no debts, liabilities or claims against the Company that are not currently reflected in the Financial Statements, contingent or otherwise, that are or would be of a nature required to be reflected in a balance sheet prepared in accordance with GAAP. The Company has no material liabilities other than those set forth in the Financial Statements and Schedule of Exceptions. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.18. Absence of Changes. Except as specifically set forth in
                        ------------------
         this Agreement, since September 30, 1998: (a) the Company has not entered into any transaction that was not in the ordinary course of business; (b) there has been no material adverse change in the condition (financial or otherwise) of the business, prospects, property, assets or liabilities of the Company; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially and adversely affecting the assets, financial condition, operating results, prospects, business or operations of the Company; (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed or purchased or otherwise acquired any of its stock or incurred any material tax liability; (e) the Company has not changed any compensation arrangement or agreement with any of its key employees or executive officers, or changed the rate of pay of its employees as a group; (f) the Company has not received notice that there has been a loss of a material customer of the Company; (g) the Company has not changed or amended any contract by which the Company or any of its assets are bound or subject that would have a material adverse effect on the Company; (h) there has been no resignation or termination of employment of any officer or key employee of the Company, and the Company does not know of any impending resignation or termination of employment of any such officer or key employee that if consummated would have a material adverse effect on the Company; (i) there has been no labor dispute involving the Company or any of its employees and, to the knowledge of the Company, none is pending or threatened, (j) there has been no material and adverse change in the contingent obligation of the Company (nor in any material contingent obligation of the Company regarding any director, stockholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise; (k) there have been no loans or guarantees made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business; (1) there has been no waiver by the Company of a valuable right or of a debt owing to the Company that would have a material adverse effect on the Company; (m) there has not been any satisfaction or discharge of any material lien, claim or encumbrance or any payment of any material obligation by the Company except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company; (n) the Company has not sold or transferred any patent, service mark, trade name, copyright, trade secret or proprietary right necessary for its business; and (o) there has been no other event or condition of any character that would have a material adverse effect on the Company.

                  2.19. Related-Party Transactions. No employee, officer or
                        --------------------------
         director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

                 2.20. Environmental and Safety Laws.  The Company, to the best
                       -----------------------------
         of its knowledge, is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, based on the Company's business as currently conducted and no the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                 2.21. Manufacturing and Marketing Rights. The Company has not
                       ----------------------------------
         granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right no develop, manufacture, assemble, distribute, market or sell its products.

                 2.22. Disclosure. The Company has fully provided the Investor
                       ----------
         with all the information that the Investor has requested for deciding whether to purchase the Shares. No representation or warranty by the Company in this Agreement or any statement or certificate furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                 2.23. Insurance.  The Company has in full force and effect fire
                       ---------
         and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect products liability insurance in amounts customary for companies similarly situated. To the best of the Company's knowledge, there is no pending or threatened claim against the Company for personal injury or property damage that would have a material adverse effect on the business, assets, liabilities, financial condition, operations or prospects of the Company.

                 2.24. Tax Returns. All federal, state and local tax returns, if
                       -----------
         any, required to be filed by the Company have been timely filed, and all federal, state and local taxes, if any, required to be paid with respect to the periods covered by such returns have been paid.

         3.      Representations and Warranties of the Investor.  The Investor
                 ----------------------------------------------
hereby represents and warrants to the Company with the respect to the transactions contemplated hereby that:

                 3.1. Investment. The Investor has been provided with copies of
                      ----------
         the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998 and as of the Initial Closing has been given the financial and other information requested by the Investor or deemed by the Investor to be material for it to make an analysis and decision concerning the investment in the Shares contemplated by this Agreement. The Investor has been provided with an opportunity for a reasonable period of time prior to the Initial Closing to ask questions of, and receive answers from, the Company and its representatives concerning the Company and the investment in the Shares. The Investor has not been furnished with any oral information in connection with the offering of the Shares. The Investor is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares. The Investor understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act

                 3.2 Rule 144. The Investor acknowledges than the Shares must be
                     --------
         held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Investor covenants that, in the absence of an effective registration statement covering the shock in question, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations and covenants set forth in this Section 3. In connection therewith, the Investor acknowledges than the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

                 3.3. Authorization.  This Agreement, when executed and
                      -------------
         delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms subject to: (1) judicial principles respecting election of remedies or limiting the availability, of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of the indemnification provisions of the Registration Rights Agreement.

         4.      Conditions of the Investor's Obligations at Closings. On or
                 ----------------------------------------------------
before the Initial Closing and/or each of the Subsequent Closings, as specified, the obligations of the Investor under this Agreement are subject to the fulfillment on or before such Closing of each of the following conditions:

                 4.1. Representations and Warranties. The representations and
                      ------------------------------
         warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties bad been made on and as of the date thereof.

                 4.2. Performance. The Company shall have performed and complied
                      -----------
         with all agreements, obligations and conditions contained in this Agreement than are required to be performed or complied with by in on or before each Closing.

                 4.3. Consents, Permits and Waivers. On or before each Closing,
                      -----------------------------
         the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Affiliated Agreements (except for such as may be properly obtained subsequent to such Closing).

                 4.4. Compliance Certificate. The Chief Executive Officer of
                      ----------------------
         the Company shall deliver to the Investor at each Closing a certificate stating that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

                 4.5. Blue Sky. On or before the Initial Closing, the Company
                      --------
         shall have filed the documents required of Company to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares is originally sold and (B) all other states specified in writing by Investor, provided as to clause (B), however, that Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                 4.6. Registration Rights Agreement. The Company and the
                      -----------------------------
         Investor shall have entered into the Registration Rights Agreement in substantially the form attached hereto as Exhibit F.
                                                   ---------

                 4.7. Option Agreement. The Company and the Investor shall have
                      ----------------
         entered into the Option Agreement.

                 4.8. Opinion of Company Counsel. The Investor shall have
                      --------------------------
         received from Morgan, Lewis & Bockius LLP, outside counsel to the Company, an opinion, dated as of such Closing, in the form attached hereto as Exhibit G.
                   ---------

                 4.9. Proceedings and Documents. All corporate and other
                      -------------------------
proceedings in connection with the transactions contemplated in connection with the Investor's purchase of the Shares and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and the Investor's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

                 4.10. Delivery of Stock Certificate. The Company shall have
                       -----------------------------
         caused the delivery to the Investor of a stock certificate representing the Investor's ownership of the Shares.

         5.      Conditions of the Company's Obligations at Closing. On or
                 --------------------------------------------------
before the Initial Closing or each of the Subsequent Closings, as specified, the obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before such Closing of each of the following conditions:

                 5.1. Representations and Warranties. The representations and
                      ------------------------------
         warranties of the Company contained in Section 2 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date thereof. The representations and warranties of the Investor contained in Section 3 shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date thereof.

                 5.2. Payment of Purchase Price. The Investor shall have
                      -------------------------
         delivered the purchase price specified in Exhibit A against delivery of
                                                   ---------
         the Shares by the Company to such Investor.

                 5.3. Blue Sky. On or before the Initial Closing, the Company
                      --------
         shall have filed the documents required of Company to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares is originally sold and (B) all other states specified in writing by Investor, provided as to clause (B), however, that Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                 5.4. Registration Rights Agreement. The Company and the
                      -----------------------------
         Investor shall have entered into the Registration Rights Agreement in substantially the form attached hereto as Exhibit F.
                                                   ---------

                 5.5. Option Agreement. The Company and the Investor shall have
                      ----------------
         entered into the Option Agreement.

 6.      Post-Closing Covenants
         ----------------------

         6.1. Securities Laws Compliance. The Company shall make any filings
              --------------------------
required by the federal securities laws or the securities or Blue Sky laws of any applicable state.

 7.      Miscellaneous
         -------------

         7.1. Governing Law. This Agreement shall be governed in all respects by
              -------------
the laws of the State of New York, as applied to agreements among New York residents entered into and to be performed entirely within New York, without regard to the choice of law provisions thereof.

         7.2. Successors and Assigns. Except as otherwise provided herein, the
              ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         7.3. Entire Agreement Amendment. This Agreement, the other documents
              --------------------------
delivered pursuant hereto, the Registration Rights Agreement and the Option Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         7.4. Notices, Etc. All notices and other communications required or
              ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier or otherwise delivered by hand or by messenger, addressed or telecopied as follows:
(i) if to the Investor, at the Investor's address or telecopier number set forth on the first page hereof, or to telecopier number (650) 952-9881, or at such other address or telecopier number as the Investor shall have furnished to the Company in writing, in each case to the attention of the Corporate Secretary;
(ii) if to any other holder of any Shares, at such address or telecopier number as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address or telecopier number to the Company, then to and at the address or telecopier number of the last holder of such Shares who has so furnished an address to the Company; or (iii) if to the Company, at its address set forth on the first page of this Agreement, or to telecopier number
(610) 941-5399, or at such other address or telecopier number as the Company shall have furnished to the Investor, in each case to the attention of the Corporate Secretary. If notice is provided by mail, notice shall be deemed to he given upon proper deposit with the United States mail or nationally recognized overnight courier, or personally delivered, to an Investor at the address provided above. If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above

         7.5. Delays or Omissions. No delay or omission to exercise any right,
              -------------------
power or remedy accruing to the Investor or to the Company upon any breach or default under this Agreement shall impair any such right, power or remedy, nor shall it be construed to he a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor or the Company of any breach or default under this Agreement, or any waiver on the part of the Investor or the Company of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise, shall be cumulative and not alternative.

         7.6. Severability of this Agreement. In the event that any provision of
              ------------------------------
this Agreement becomes or is declared by a court of competent jurisdiction to he illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions; provided that no such severability shall be effective against a party if it materially and adversely changes the economic benefits of this Agreement to such party.

         7.7. Table of Contents, Headings, Etc. The Table of Contents and the
              --------------------------------
headings of the Sections of this Agreement, and the headings on the signature pages of this Agreement categorizing the signatories hereto, have beep inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms and provisions hereof

         7.8. Counterparts, Facsimile. This Agreement may be executed in any
              -----------------------
number of counterparts and by facsimile, each of which may be executed by fewer than all of parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                                          [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



MAGAININ PHARMACEUTICALS INC.


BY: /s/ M. Dougherty
  -------------------------------
    Name:  Michael R. Dougherty
    Title: President and Chief Executive Officer


GENENTECH, INC.


BY: /s/ W. D. Young
  -------------------------------
    Name:  William D Young
    Title: Chief Operating Officer

                                   EXHIBIT A
                                   ---------
                             SCHEDULE OF CLOSINGS

-------------------------------------------------------------------------------------------------------
      Date                Initial Closing or        Per Share           Shares of        Aggregate
   of Closing              a Subsequent          Purchase Price        Common Stock     Consideration
                             Closing
-------------------------------------------------------------------------------------------------------
December 30, 1998            Initial                 $3.223              620,540       $2,000,000.42
-------------------------------------------------------------------------------------------------------
                            Subsequent
-------------------------------------------------------------------------------------------------------
                            Subsequent
-------------------------------------------------------------------------------------------------------
                            Subsequent
-------------------------------------------------------------------------------------------------------

The number of spaces provided for by this chart shall not be construed to determine such number of Subsequent Closings, if any.

                                   EXHIBIT B
                                   ---------

                            SCHEDULE OF EXCEPTIONS


        There are no exceptions to the representations and warranties set forth in Section 2 of the Agreement.

                                   EXHIBIT C
                                   ---------
                         CERTIFICATE OF INCORPORATION




* The Certificate of Incorporation has been previously filed as an Exhibit to the Annual Report on Form 10-K for the year ended June 30, 1992 filed with the Securities and Exchange Commission on September 24, 1992. The Certificate of Amendment of Restated Certificate of Incorporation was previously filed as an Exhibit to the Annual Report on Form 10-K for the year ended December 31, 1996 filed with the Securities and Exchange Commission on March 31, 1997.

                                   EXHIBIT D
                                   ---------
                                    BYLAWS




* The By-laws have been previously filed as an Exhibit to Registration Statement (No. 33-43579) on Form 5-1 filed with the Securities and Exchange Commission on October 24, 1991 .





                                      D-l

*** The confidential information contained herein has been omitted and has been filed separately with the Commission


                                   EXHIBIT E
                                   ---------


                               LICENSE AGREEMENT


                                    BETWEEN



                     LUDWIG INSTITUTE FOR CANCER RESEARCH



                                      AND


                        MAGAININ PHARMACEUTICALS, INC.



                                 FELFE & LYNCH
                               805 Third Avenue
                              New York, NY  10022


TABLE OF CONTENTS

                                                                Page

Part 1 - Definitions...........................................    1

Part 2 - Confidentiality.......................................    3

Part 3 - Clinical Trials.......................................    3

Part 4 - Patents...............................................    4

Part 5 - License Grant.........................................    4

Part 6 - Royalties.............................................    5

Part 7 - Patent Infringement...................................    6

Part 8 - Diligence.............................................    7

Part 9 - Indemnification and Insurance.........................    7

Part 10 - Term and Early Termination...........................    8

Part 11 - General Provisions...................................    8

APPENDIX A - LICR Patent Rights

APPENDIX B -  Patent Costs

     THIS AGREEMENT ("Agreement") entered into as of the 20th day of December, 1996 ("Effective Date"), by and between:

Ludwig Institute for Cancer Research, a Swiss not-for profit corporation, having an office at 1345 Avenue of the Americas, New York, New York 10105 ("LICR"); and

Magainin Pharmaceuticals, Inc., a Pennsylvania Corporation having an office at 5110 Campus Drive, Plymouth Meeting, PA 19462 ("MPI").

                                  WITNESSETH
                                  ----------

          WHEREAS, LICR has carried out research relating to the cytokine IL-9 and its receptor and possesses reagents, technology and patent rights relating thereto;

          WHEREAS, LICR has granted licenses to Peprotech Inc., Pharmingen, Genzyme Corporation and R&D Systems to make, use, import, offer to sell and sell IL-9 and/or its receptors and/or antibodies to IL-9 and its receptor for research purposes only and to Innogenetics, N.V. for research and diagnostic purposes only (the "Prior Licenses");

          WHEREAS, LICR has acquired certain IL-9 patent rights from Genetics Institute Inc. ("GI") and has granted GI an option to license IL-9 for therapeutic use (the "GI Option");

          WHEREAS, concurrently herewith, LICR and MPI are entering into a joint research agreement in relation to IL-9 and the IL-9 receptor (the "Research Agreement") which is incorporated herein by reference.

          WHEREAS, MPI desires to obtain a license from LICR to use IL-9, its receptor and related reagents, technology and know-how and LICR is willing to grant such a license and collaborate with MPI upon the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein, and intending to be legally bound, LICR and MPI agree as follows:

                             Part 1 - Definitions
                             --------------------

          1.1  "The Field" shall mean the ***.

          1.2 "Affiliate" shall mean any corporation, company, partnership and/or firm which controls or is controlled by or is under common control with MPI. For the purposes of this definition, control shall mean: (a) in the case of corporate entities, direct or indirect ownership of


                                                *** The confidential information
                                                    contained herein has been
                                                    omitted and has been filed
                                                    separately with the
                                                    Commission
at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such entity.

          1.3 "LICR Patent Rights" shall mean the patents and patent applications set forth in Appendix A, any division, continuation or continuation-in-part of such applications, any patent which shall issue based on any such application, division, continuation or continuation-in-part and any reissue or reexamination of any such patent, and any patent applications or patent corresponding to any such patent application or patent which has been or hereafter is filed or issued on any country.

          1.4 "Product" shall mean any drug or other product which incorporates or embodies IL-9 or the IL-9 receptor in any form including fragments thereof, and/or any drug or other product which invokes, blocks, interferes with, interacts with, binds to and/or prevents binding to IL-9 or the IL-9 receptor and/or antibodies to IL-9 and/or the IL-9 receptor and/or where the making, using, importing, offering to sell or selling of such drug or other product in the absence of a right or license, would infringe LICR Patent Rights.

          1.5 "Net Sales" shall mean, with respect to any quantity of Product subject to royalty under this Agreement that is sold by MPI or any of its Affiliates or sublicensees to any third party, the gross invoice selling price for that quantity of Product, less: (a) discounts and allowances to customers,
(b) credits for returned goods, (c) prepaid freight, (d) sales taxes or other governmental charges paid in connection with the sale; and (e) commissions and other fees paid to distributors and other sales agencies for or in connection with the sale of Product. In the event that a Product is sold in combination with another active ingredient or component having independent therapeutic effect or diagnostic utility, then the "Net Sales," for purposes of determining royalty payments on the combination, shall be calculated using one of the following methods:

          (1) By multiplying the Net Sales of the combination by the fraction A/A+B, where A is the gross selling price, during the royalty paying period in questions, of the Product sold separately, and B is the gross selling price, during the royalty period in questions, of the other active ingredients or components sold separately; or

          (2) In the event that no such separate sales are made of the Product or any of the other active ingredients or components in such combination package during the royalty paying period in question, Net Sales, for the purposes of determining royalty payments, shall be calculated by dividing the Net Sales of the combination by the number of active ingredients or components (including Products) contained in the combination.

                           Part 2 - Confidentiality
                           ------------------------

          2.1 Each party agrees that during the term of and any subsequent extension of this Agreement, and for a period of five (5) years thereafter, a party shall not use or disclose to any third party without the prior written consent of the other party any Confidential Information. For purposes of this Agreement, "Confidential Information" means any data or materials which are disclosed or furnished by one party to the other hereunder and designated in writing as confidential. Oral disclosures of Confidential Information must be confirmed in writing and designated confidential within ten (10) days of disclosure. Notwithstanding the foregoing, MPI may disclose Confidential Information to an Affiliate or sublicensee provided such Affiliate or sublicensee is bound by obligations of confidentiality and non-use no less stringent than those found in this Agreement.

          2.2 A receiving party shall have no obligation to the disclosing party with respect to any portion of such Confidential Information which:

          (3) is or later becomes generally available to the public use, publication or the like, through no fault of the receiving party;

          (4) is obtained from a third party who had the legal right to disclose the same to the receiving party; or

          (5) is already possessed by the receiving party, as evidenced by its written records, predating receipt thereof from the disclosing party; or

          (6) is required to be disclosed by the receiving party to file and prosecute patent applications, to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the receiving party provides prior written notice of such disclosure to the other party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

                           Part 3 - Clinical Trials
                           ------------------------

          3.1 (a) LICR will have the option to undertake the first clinical trials for therapeutic applications of Product in the field of human cancer upon terms, conditions (including MPI's financial support for such trials) and protocols to be mutually agreed by LICR and MPI. Product manufactured according to cGMP for any such trial shall be furnished to LICR by MPI free of charge provided MPI has elected for other reasons to manufacturer such Product.

               (b) MPI at its discretion may undertake clinical trials of Product in the Field.

                               Part 4 - Patents
                               ----------------

          4.1 LICR shall be responsible for prosecuting patent applications set forth in Appendix A at its expense. MPI will reimburse LICR for the cost of maintaining patents included in LICR Patent Rights. Current projected costs are set forth in Appendix B. The cost of maintaining such patents will be prorated among licensees in the event LICR grants licenses under LICR Patent Rights outside the Field.

                            Part 5 - License Grant
                            ----------------------

          5.1 Subject to the Prior Licenses and the GI Option, LICR hereby grants to MPI, and MPI hereby accepts, an exclusive license to make, have made, use, sell, offer to sell, and import Product in the Field throughout the world.

          5.2 (a) MPI shall have the right to grant sublicenses to Affiliates and others with respect to any rights conferred upon MPI under Part 5.1 hereof, provided, however, that any such sublicense shall be subject in all respects to the restrictions, exceptions and termination provisions contained in this Agreement. MPI will promptly notify LICR upon the granting of any such sublicense including the identity of the sublicensee. Notwithstanding the foregoing, MPI shall not, without LICR's prior written approval, grant a sublicense hereunder to any entity whose primary business is in the manufacture and/or sale of tobacco, cigarettes, cigars, chewing tobacco or other similar tobacco containing products.

               (b) MPI shall be responsible to LICR for all obligations of its Affiliates and sublicensees in the same fashion and to the full extent that MPI is obligated to LICR hereunder, including, but not limited to, the payment of royalties due with respect to sales made by Affiliates and sublicensees, which sales shall be treated as though they were sales by MPI. Affiliates and sublicensees may pay royalties and provide royalty accountings to MPI but without prejudice to the ultimate responsibility of MPI to LICR hereunder. A breach by an Affiliate or sublicensee of MPI will be treated as a breach by MPI. If LICR is required to bring suit against an Affiliate or a sublicensee for breach of this Agreement, MPI will pay all costs incurred in connection therewith, including without limitation attorneys fees and disbursements provided any Affiliate or sublicensee is held liable for any such breach.

          5.3 Subject to the Prior Licenses and the GI Option, LICR agrees not to enter into any commercial arrangement outside the Field with any third party involving LICR Materials, LICR Technology or LICR Patent Rights without first giving MPI a first option to same. MPI shall have sixty (60) days from the date of written notification by LICR to exercise such option in writing. If MPI exercises its option the parties will negotiate in good faith to conclude a license agreement. If the parties are unable to conclude a license within six
(6) months of MPI exercising said option, LICR shall be free to license outside the Field.

                              Part 6 - Royalties
                              ------------------

          6.1 For the license granted to MPI hereunder, MPI shall pay LICR as follows:

               (a) A running royalty of [***] based on the Net Sales by MPI, its sublicensees or Affiliates of all Product manufactured, imported, offered for sale, sold or used by MPI, its Affiliates or sublicensees.

               (b) Commencing with the termination of the Research Agreement (the "Termination Date"), an annual license maintenance fee of [***], payable on each successive anniversary of the Termination Date thereafter until MPI, an Affiliate or sublicensee commences selling a Product. Annual license maintenance fees paid by MPI hereunder may be credited by MPI against royalties earned hereunder in excess of the minimal annual royalty of Part 6.1(c) hereof.

               (c) A minimum annual royalty of [***] payable on a deficiency basis ninety (90) days after each anniversary of the Effective Date after MPI, an Affiliate or sublicensee commences selling a Product in respect of royalties paid hereunder during the twelve (12) month period preceding each anniversary of the Effective Date. If royalties are paid hereunder for less than twelve (12) months prior to the anniversary of the Effective Date, the minimum royalty for such shortened period shall be pro rated.

               (d) [***] of all proceeds from sublicensing Product but excluding reimbursement to MPI for research and development costs in the Field.

          6.2 (a) Royalty payments required to be made by MPI to LICR shall be made in U.S. Dollars within sixty (60) days following the end of each calendar quarter. Each such payment shall include the royalties which shall have accrued during the calendar quarter immediately preceding and shall be accompanied by a report certified by MPI's chief financial officer setting forth separately the Net Sales of all Product sold during said calendar quarter.

               (b) Royalties shall be payable only once with respect to the same unit of Product regardless of the number of claims of LICR Patent Rights pertaining to same. Royalties shall become payable at the time of any sale or transfer of Product by MPI, its Affiliates and sublicensees to the user thereof. If MPI sells Product in bulk form for repackaging and sale to the ultimate user, royalties will become payable upon such sale to the end user and not upon the sale of Product in bulk form.

               (c) The remittance of royalties payable on Net Sales of Product outside the U.S. shall be made to LICR notwithstanding currency restrictions or regulations in any

                                                *** The confidential information
                                                    contained herein has been
                                                    omitted and has been filed
                                                    separately with the
                                                    Commission
country where Product is sold and in U.S. Dollars at the official rate of exchange of the currency of the country from which the royalties are payable (as quoted by Citibank N.A. for the last business day of the calendar quarter in which the royalties are payable) less any withholding or transfer taxes which are applicable. MPI shall supply LICR with proof of payment of such taxes paid on LICR's behalf and shall cooperate with LICR in obtaining credit or refund of any such taxes.

               (d) MPI and its Affiliates and sublicensees shall keep and maintain records of sales of Product. Such records shall be open to inspection at any reasonable time during normal business hours not more often than once each calendar quarter within three (3) years after the royalty period to which such records relate by an independent Certified Public Accountant selected by LICR, to whom MPI or its Affiliates or sublicensees have no reasonable objection, who shall have the right to examine and make abstracts of the records kept pursuant to this Agreement and report findings of said examination of records to LICR insofar as it is necessary to evidence any mistake or impropriety on the part of MPI. Said public accountant shall treat as confidential and shall not disclose to LICR any information other than information which shall be given to LICR pursuant to any provision of this Agreement.

               (e) MPI's obligation to pay royalties shall continue on a country-by-country basis for so long as LICR shall own an issued patent in any country under LICR Patent Rights or until ten (10) years from the first sale of Product by MPI, its Affiliates or sublicensees, whichever shall later occur.

                         Part 7 - Patent Infringement
                         ----------------------------

          7.1 In the event that LICR or MPI determines that a third party may be infringing a claim of a patent within LICR Patent Rights, it will so notify the other party in writing. MPI shall have the first right as its expense to institute and control all actions brought for infringement of any claim of any licensed patent within LICR Patent Rights provided such infringement is within the Field. Such actions may be brought, whenever in MPI's sole judgment such actions may be necessary, proper or justified. MPI will give LICR sixty (60) days prior written notice of its intent to commence such an action and identify the potential infringer and the basis of the action. From any monetary award in such action, MPI shall retain the balance, after MPI first recovers its reasonable expenses in prosecuting the suit, and second, after MPI pays to LICR a sum equal to the royalties LICR would have received had the infringing products been subject to the terms of this Agreement. If, within the period of one hundred and twenty days (120) following notification to MPI by LICR of a third party infringement of LICR Patent Rights within the Field, MPI is unable or unwilling to sue such alleged infringer and has not notified LICR in writing of its intent to promptly commence an action to terminate the alleged infringement, LICR shall have the right to commence such action at its own expense, in which case LICR shall retain any monetary award in such action. LICR shall have the sole right at its expense to institute and control all actions brought for infringement of any claim of any patent under LICR Patent Rights, where such infringement is outside the Field.

          7.2 In the event any party shall initiate or carry on legal proceedings to enforce any patent within LICR Patent Rights against an alleged infringer, the other party shall fully cooperate with, and supply all reasonable assistance requested by the party initiating or carrying on such proceedings. Neither party shall compromise or settle any claim or action regarding any patent under LICR Patent Rights in any manner that would affect the rights of the other party without the written consent of said other party, which consent shall not be unreasonably withheld.

          7.3 In the event that MPI, an Affiliate or a sublicensee is sued by a third party charging infringement of a patent resulting from the manufacture, use, or sale by MPI, or an Affiliate or sublicensee of a Product covered by LICR Patent Rights, MPI shall promptly notify LICR. During the period in which any such suit is pending, MPI shall have the right to apply up to fifty percent (50%) of the royalties due LICR against MPI's litigation expenses of any such suit or against royalties paid by MPI to a third party in settlement of such litigation.

                              Part 8 - Diligence
                              ------------------

          8.1 MPI agrees to use reasonable efforts to effect introduction of Product in the Field into the commercial market as soon as practicable, consistent with sound and reasonable business practices and judgment. To this end, within ninety (90) days after MPI identifies a Commercial Product Opportunity (as defined below) for a Product in the Field, MPI shall submit a proposal to LICR for developing and marketing efforts no less strenuous than MPI uses for the development and marketing of its own products.

          8.2 "Commercial Product Opportunity" shall mean demonstration of the efficacy of a Product for a specific therapeutic application in the Field either by data collected from an FDA Phase 1 trial or by other evidence clearly establishing efficacy.

                    Part 9 - Indemnification and Insurance
                    --------------------------------------

          9.1 MPI agrees to defend, indemnify and hold LICR and its agents harmless from any claims, demands, suits or causes of action, including all judgments, damages, and costs (including reasonable attorneys' fees) resulting therefrom, arising out of the use, manufacture, sale, storage or advertising of any Product.

          9.2 At least sixty (60) days before MPI first begins using any Product in humans, including in human clinical trials, MPI shall obtain and maintain thereafter a comprehensive general liability insurance policy (to include advertisers liability and product liability) written by a reputable insurer or insurers and shall list LICR as an additional named insured thereunder and shall require thirty (30) days written notice to be given to LICR prior to any cancellation or material change thereof. The limits of such insurance for personal injury and property damage shall not be less than one million dollars ($1,000,000) for any Phase I clinical trial of any product three million dollars ($3,000,000) for any later phase clinical trial of any Product and five million dollars ($5,000,000) upon approval to sell Product anywhere. MPI shall provide LICR with certificates of insurance evidencing the same.

                     Part 10 - Term and Early Termination
                     ------------------------------------

          11.1 Unless sooner terminated as herein provided, this Agreement shall continue in full force and effect commencing with the Effective date of this Agreement and continuing until ten (10) years from the first sale of Product by MPI, its Affiliates or sublicensee or until the expiration of the last-to-expire patent in LICR Patent Rights, whichever shall later occur.

          11.2 Either party may terminate this Agreement and the license herein granted upon the breach of any of the terms herein contained by either party upon sixty (60) days written notice; provided that if during said sixty (60) days the party so notified cures the breach complained of then this Agreement shall continue in full force and effect.

          11.3  In the event this Agreement shall be terminated as provided in
Part 10.2, MPI shall promptly make an accounting to LICR of the inventory of Product which it and its Affiliates and sublicensees have on hand as of the date of such termination. MPI, its Affiliates and sublicensees shall then have the right, for a period of six (6) months after said termination, to sell such inventory provided that the Net Sales thereof shall be subject to the royalty rates set forth above and so payable to LICR.

          11.4 In the event that further lawful performance of this Agreement or any part hereof by either party shall be rendered impossible by or as a consequence of any law, regulation, order, rule, direction, priority, seizure, allocation, requisition, or any other official action by any department, bureau, board, administration or other instrumentality or agency or any government or political subdivision thereof having jurisdiction over such party, such party shall not be considered in default hereunder by reason of any failure to perform occasioned thereby.

                         Part 11 - General Provisions
                         ----------------------------

          11.1 Except as required by law, and, in the case of LICR, except as may be required in order to maintain its status as an exempt organization under
Section 501(c)(3) of the U.S. Internal Revenue Code and regulations thereunder, neither LICR nor MPI shall originate any publicity, news release, or other public announcement, written or oral, whether to the public press, to stockholders, or otherwise, relating to this Agreement to any amendment thereto or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other party. MPI shall not use the name of the Ludwig Institute for

Cancel Research (or any variant thereof) or any related organization in any advertising, packaging (except for customary technical references) or other promotional material in connection with the sale of Product pursuant to this Agreement.

          11.2 MPI acknowledges that it has certain duties and obligations under Part 379 of the Export Administration Regulations of the U.S. Department of Commerce (as presently promulgated or hereafter modified or amended) concerning the export and reexport of technical data. MPI will be solely responsible for any breach of such Regulations by MPI, its Affiliates or sublicensees and will defend and hold LICR harmless in the event of a suit or action involving LICR occasioned by any such breach.

          11.3 Neither party shall unreasonably withhold its consent or agreement when such consent or agreement is required hereunder or is requested in good faith by the other party hereunder.

          11.4 This Agreement is unassignable by either party except with the prior written consent of the other and except that it may be assigned without consent to a corporate successor of MPI or LICR or to a person or corporation acquiring all or substantially all of the business and assets of the division or divisions of MPI involved in the development and sale of Product. Notwithstanding the foregoing LICR may assign its rights hereunder to a corporate affiliate, division or successor and MPI may assign its rights hereunder to an Affiliate which may be substituted directly for MPI hereunder.

          11.5 Notice hereunder shall be deemed sufficient if given by telefax and registered mail, postage prepaid, and addressed to the party to receive such notice at the address given herein, or such other address as may hereinafter be designated by notice in writing. All such notices shall be considered as given when telefaxed and mailed as aforesaid:

To LICR:            Ludwig Institute for Cancer Research
                    1345 Avenue of the Americas
                    New York, New York  10105

                    Facsimile No. (212) 765-6720

                    Attn:  Lloyd J. Old, M.D.
                    Chief Executive Officer

with copies to:     Ludwig Institute for Cancer Research
                    1345 Avenue of the Americas
                    New York, New York  10105

                    Facsimile No. (212) 765-6720

                    Attn:  Edward A. McDermott, Jr.
                    President

                         and

                    London Office
                    Ludwig Institute for Cancer Research
                    6th Floor Glen House
                    Stag Place
                    London SW1E 5AG, England

                    Facsimile No 44171 8285427

                    Attn:  Prof. A. Munro Neville
                    Associate Director

To MPI:             Magainin Pharmaceuticals, Inc.
                    5110 Campus Drive
                    Plymouth Meeting, PA  19462

                    Facsimile No. (610) 941-5399

                    Attn:  Thomas J. Bigger
                    Senior Vice President

          11.6 None of the terms of this Agreement may be waived or modified except by an express agreement in writing signed by the party against whom enforcement of such waiver or modification is sought.

          11.7 Each party represents and warrants that it has to the best of its knowledge and will have the full right, power and authority to enter into this Agreement and to disclose and to deliver all of the information delivered to the other pursuant to this Agreement and to grant the licenses and rights granted therein.

          11.8 This Agreement contains the entire understanding of the parties hereto with respect to the subject matter herein contained.

          11.9 This Agreement shall be construed and enforced under the laws of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers or representatives on the respective dates indicated below.

     THE LUDWIG INSTITUTE FOR CANCER RESEARCH


     By   /s/ Lloyd J. Old, M.D.
       ---------------------------------------------
          Lloyd J. Old, M.D.
          Chief Executive Officer


     By   /s/ Edward A. McDermott, Jr.
       ---------------------------------------------
          Edward A. McDermott, Jr.
          President


     MAGAININ PHARMACEUTICALS, INC.

     By   /s/ Thomas J. Bigger
       ---------------------------------------------
          Name:  Thomas J. Bigger
          Title: Senior Vice President, Business Development, Marketing & Sales

                        APPENDIX A - LICR Patent Rights

                                      ***























                                                *** The confidential information
                                                    contained herein has been
                                                    omitted and has been filed
                                                    separately with the
                                                    Commission

                           APPENDIX B - Patent Costs




         Current Projected Maintenance Costs for IL-9 Patent Portfolio
         -------------------------------------------------------------
                                                     US$

                1996                               58,000

                1997                               48,000

                1998                               35,000

                1999                               41,000

                                   EXHIBIT F
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                  EXECUTION COPY
                                                                  --------------

                          MAGAININ PHARMACEUTICALS INC.

                          REGISTRATION RIGHTS AGREEMENT

                                December 30, 1998

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of the date first written above by and between MAGAININ PHARMACEUTICALS INC., a Delaware corporation having its principal executive offices at 5110 Campus Drive, Plymouth Meeting, Pennsylvania 19462 (the "Company") and GENENTECH, INC., a Delaware corporation having its principal executive offices at 1 DNA Way, South San Francisco, California 94080 (the "Investor").

                                    RECITALS

         WHEREAS, the Company and the Investor have entered into that certain Common Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement), and than certain Collaborative Research and Option Agreement, dated as of the date hereof (the "Option Agreement" and, together with the Stock Purchase Agreement, the "Affiliated Agreements"); and

         WHEREAS, the full execution and delivery of this Agreement is a condition to the closing of the purchase and sale of the Common Stock as contemplated by the Stock Purchase Agreement; and

         WHEREAS, in order to further induce the Investor to enter into, and to make the investment in the Company contemplated by, the Affiliated Agreements, the Company agreed to enter into this Agreement substantially in the form attached to the Stock Purchase Agreement, and

         WHEREAS, the Company and the Investor have agreed to the final terms of this Agreement as set forth herein,

         Now, THEREFORE, in consideration of the mutual promises and covenants set forth herein,

         THE PARTIES HERETO AGREE AS FOLLOWS:


1.       RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS.

         1.1 Certain Definitions As used in this Agreement, the following terms shall have the meanings set forth below:

               (a) "Closing" shall mean the Initial Closing or any Subsequent Closing, as applicable.

               (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time

                  (d) "Holder" shall mean the Investor and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.2 hereof.


                  (e) "Initial Closing" shall have the meaning ascribed to it in the Stock Purchase Agreement.

                  (f) "Other Investors" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in any registrations hereunder.

                  (g) "Registrable Securities" shall mean (i) the Shares, (ii) any additional shares that may be issued by the Company to the Investor as contemplated by Section 1.3 of the Stock Purchase Agreement, and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares or such additional shares, provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or than have been sold to the public either pursuant to a registration statement or Rule 144, that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned, or that are no longer registrable pursuant to
Section 1.11 hereof.

                  (h) The terms "register," "register" and "registration" shall refer to a registration effected by preparation and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, all fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, and Selling Expenses.

                  (j) "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 1.2(b) hereof.

                  (k) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  (n) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and the cost of any accountants, counsel or other experts retained in connection with such sale by the Holder or Holders or, with their prior written consent, on behalf of the Holder or Holders.

                  (o) "Shares" shall mean the Company's Common Stock issued and sold to the Investor pursuant to Section 1.2 of the Stock Purchase Agreement.

                  (p) "Subsequent Closing" shall have the meaning ascribed to it in the Stock Purchase Agreement.

         1.2      Restrictions on Transfer

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, which is intended to ensure compliance with the provisions of the Securities Act, provided and to the extent this Section 1.2 is then applicable under the Securities Act to such disposition, and unless and until:

                           (i)   There is then in effect a registration
          statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with (l) an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act, (2) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto; or (3) any other evidence reasonably satisfactory to counsel to the Company. It is agreed that the Company will not require opinions of counsel, "no action" letters or any other such evidence; in any transaction in which a Holder that is a corporation distributes Restricted Securities after six months after the purchase thereof solely to its majority owned subsidiaries or affiliates for no consideration; or in any transaction in which a Holder that is a partnership distributes Restricted Securities after six months after the purchase thereof solely to partners thereof for no consideration; provided, however, that each transferee agrees in writing to be subject to the terms of this Section 1.2.

                           (iii) Notwithstanding the provisions of paragraphs
          (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this
          Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

                  (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED

                  UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO MAGAININ PHARMACEUTICALS INC. (THE "COMPANY") THAT SUCH REGISTRATION IS NOT REQUIRED."

                  "SUCH SHARES ARE SUBJECT TO RESTRICTIONS ON SALE, ASSIGNMENT OR TRANSFER PURSUANT TO THE TERMS OF A REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED OTHER THAN IN COMPLIANCE WITH SUCH REGISTRATION RIGHTS AGREEMENT."

                  (c) The Company shall promptly reissue unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities represented thereby may lawfully be disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable federal or state securities laws, and the stop-transfer instructions with respect to such securities, shall be removed promptly upon the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that such legend is, or instructions are, no longer required.

          1.3     Shelf Registration.

                  (a) Registration Statement. The Company shall, as soon as
                      ----------------------
practicable, prepare and file with the Commission a Registration Statement on Form S-3 (the "Registration Statement") to effect the registration under the Securities Act of the Shares sold pursuant to the Stock Purchase Agreement in connection with the disposition of all of the Shares by the Holders, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of such sale, at prices relating to such prevailing market prices or at negotiated prices, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter, provided, however, that in no event shall the Company be required in connection with this covenant to file its Annual Report on Form 10-K prior to March 1, 1999. If such disposition is pursuant to an underwritten offering, Company shall enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock in connection with any underwritten offering pursuant to this Section 1.3, provided such underwriting agreement contains customary underwriting provisions.

                  (b) Additional Shares. The Company shall promptly prepare and
                      -----------------
file with the Commission one or more amendments to the Registration Statement and the prospectus used in connection therewith to register for resale all of the Registrable Securities.

                  (c) Amendments and Supplements. The Company shall promptly
                      --------------------------
prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all of the Registrable Securities have been sold pursuant thereto or until the earlier of
(i) such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement, and (ii) such date on which each Holder may dispose of all of the Registrable Securities held by it in one transaction in the open market pursuant to Rule 144(k) under the Securities Act.

                  (d) Documents. The Company shall promptly furnish to each
                      ---------
Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder.

                  (e) Blue Sky. The Company shall promptly file documents
                      --------
required of the Company for normal blue sky clearance for the disposition by the Holders of the Registrable Securities and in each state of the United States, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not not so qualified or has not so consented.

                  (f) Stop Orders. The Company shall promptly inform the Holders
                      -----------
when any stop order has been issued with respect to the Registration Statement and use its best efforts to promptly cause such stop order to be withdrawn, and in any event shall, within 45 days of the issuance of such stop order, amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the stop order or file an additional Registration Statement covering all of the Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter. In the event that the Company files such subsequent Registration Statement pursuant hereto, all of the provisions of this Section 1 shall apply with respect to such Registration Statement.

                  (g) Expenses. The Company shall bear all Registration Expenses
                      --------
and the Holders shall bear all Selling Expenses.

                  (h) Notification. The Company shall notify each seller of
                      ------------
Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

                  (i) Listing. The Company shall cause all such Registrable
                      -------
Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (j) CUSIP Number. The Company shall provide a transfer agent
                      ------------
and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (k) Applicable Rules and Regulations. The Company shall
                      --------------------------------
otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

         1.4      Indemnification.

                  (a) The Company shall indemnity each Holder, each of its directors, officers, partners, legal counsel and accountants, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements of litigation, commenced or threatened, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants, and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing and defending or settling any such claim, loss, damage or liability (or action or proceeding in respect thereof), provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.4(a) shall not apply to amounts paid in settlement of any such claim, loss, damage or liability (or action or proceeding in respect thereof) if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

                  (b) Each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each such Holder's directors, officers and partners, and each person controlling such Holder, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements of litigation, commenced or threatened, in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing and defending or settling any such claim, loss, damage or liability (or action or proceeding in respect thereof), in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided further that in no event shall any indemnity under this Section 1.4(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Each party entitled to indemnification under this Section
1.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.4, to the extent such failure is not materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any expense, claim, loss, damage or liability referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such expense, claim, loss, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such expense, claim, loss, damage or liability as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that resulted in such expense, claim, loss, damage or liability relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any indemnity contribution by a Holder under this Section 1.4(d) exceed the gross proceeds from the offering received by such Holder.

                  (e) The obligations of the Company and Holders under this
Section 1.4 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any action or proceeding with respect to any such claim, loss, damage or liability, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided, however, that such provisions shall not materially limit the Company's indemnification obligations provided hereby.

         1.5 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times (the Company being currently subject to the reporting requirements of the Securities Act and the exchange Act);

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                  (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon its request, (i) a written certification by the Company, signed by its Chief Executive Officer, that the Company is in compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          1.7 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section I.

         1.8 Market Stand-Off Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during such period of time not to exceed ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that.

                           (i) such agreement shall only apply to the first such registration statement of the Company hereafter, including securities to be sold on its behalf to the public in an underwritten offering;

                  (ii) all officers and directors of the Company, and holders of Common Stock issued by the Company directly to such holders in an exempt private transaction, are bound by and have entered into similar agreements; and

                  (iii) such agreement shall apply only once in any calendar year.

The obligations described in this Section 18 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or any similar form that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or any similar form that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said ninety (90) day period.

         1.9 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Termination of Registration Rights. The right of any Holder to inclusion in any registration pursuant to Section 1.3 shall terminate on such date as all shares of Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period.

 2.      COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees, so long as any Holder owns any Registrable Security, as follows:

         2.1 Basic Financial Information. If the Company should no longer be subject to the reporting requirements of the Exchange Act, the Company shall furnish the following reports to each Holder:

              (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within the period thereafter when a filing on Form 10-K would be required, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

              (b) As soon as practicable after the end of each of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within the period thereafter when a filing on Form 10-Q would be required, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified as to the foregoing by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

3.       MISCELLANEOUS.

         3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York, as applied to agreements among New York residents entered into and to be performed entirely within New York, without regard to the choice of law provisions thereof.

         3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         3.3 Entire Agreement. This Agreement, together with each of the Affiliated Agreements, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier or otherwise delivered by hand or by messenger, addressed or telecopied as follows;
(i) if to the Investor, at the Investor's address or telecopier number set forth on the first page hereof, or to telecopier number (650) 952-9881, or at such other address or telecopier number as the investor shall have furnished to the Company in writing, in each case to the attention of the Corporate Secretary;
(ii) if to any other holder of any Shares, at such address or telecopier number as such holder shall have furnished the Company in writing or, until any such holder so furnishes an address or telecopier number to the Company, then to and at the address or telecopier number of the last holder of such Shares who has so furnished an address to the Company; or (iii) if to the Company, at its address set forth on the first page of this Agreement, or to telecopier number (610) 941-5399, or at such other address or telecopier number as the Company shall have furnished to the Investor, in each case to the attention of the Corporate Secretary. If notice is provided by mail, notice shall be deemed to be given upon proper deposit with the United States mail or nationally recognized overnight courier, or personally delivered, to an Investor at the address provided above. If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above.

          3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach, or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

         3.6 Rights. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders, if any.

         3.7 Severability of this Agreement. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions, provided that no such severability shall be effective against a party if it materially and adversely changes the economic benefits of this Agreement to such party.

         3.8 Table of Contents, Headings, Etc. The Table of Contents and the headings of the Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms and provisions hereof.

          3.9 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

                           [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the date first above written.

MAGAININ PHARMACEUTICALS INC.


BY /s/ Michael R. Dougherty
  ---------------------------
     Name:  Michael R. Dougherty
     Title: President and Chief Executive Officer

GENENTECH, INC


BY
  ---------------------------
     Name:
     Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the date first above written

MAGAININ PHARMACEUTICALS INC


BY:
   ----------------------------------
     Name:
     Title:

GENENTECH, INC

BY: /s/ William D. Young
   ----------------------------------
     Name:   William D. Young
     Title:  Chief Operating Officer

                                   EXHIBIT G
                                   ---------

                      FORM OF OPINION OF COMPANY COUNSEL







                                       G-l

            [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP APPEARS HERE]



December 30, 1998




Genentech, Inc.
One DNA Way
South San Francisco, CA 94080

Re:  Magainin Pharmaceuticals Inc.
     ----------------------------

Ladies and Gentlemen:

We have acted as counsel to Magainin Pharmaceuticals Inc., a Delaware corporation (the "Company"), in connection with the issuance by the Company of an aggregate of 620,540 shares (the "Shares") of the Company's common stock, $.002 par value per share (the "Common Stock"), pursuant to a Stock Purchase Agreement (the "Agreement"), dated as of December 30, 1998, between the Company and Genentech, Inc. (the "Investor"). All capitalized terms used herein without definition are used herein with the respective meanings ascribed to them in the Agreement. This opinion is being delivered to you pursuant to Section 4.8 of the Agreement.

In rendering this opinion, we have participated in the preparation of the documents contemplated by the offering. We have examined executed counterparts or copies certified or otherwise identified to our satisfaction of the Agreement and the Affiliated Agreements. As to various questions of fact material to our opinion, we have relied, without independent investigation, upon the representations of the parties thereto set forth in the Agreement and the Affiliated Agreements, and upon such certificates of officers and representatives of such parties as we have deemed relevant, as well as certificates of public officials.

We have also assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. We have also assumed with respect to each party other than the Company that the Agreement and the Affiliated Agreements have been duly authorized, executed and delivered by such party and that each party has full power and authority to execute, deliver and perform the Agreement and the Affiliated Agreements to which it is a party.

                        [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP APPEARS HERE]

Genentech, Inc.
December 30, 1998
Page 2



Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:


                  1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to enter into the Agreement and the Affiliated Agreements, and to perform its obligations thereunder.

                  2. The execution, delivery and performance of the Agreement and the Affiliated Agreements have been duly authorized by all necessary corporate action of the Company, and the Agreement and the Affiliated Agreements have been duly executed and delivered by the Company. Each of the Agreement and the Affiliated Agreements constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally, to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or an action at law).

                  3. The Shares to be issued and sold on the date hereof by the Company pursuant to the Agreement have been duly authorized and, when issued to and paid for by you in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable, free of any liens or encumbrances and not subject to preemptive rights pursuant to the Certificate of Incorporation or, to our knowledge, other similar rights of the stockholders of the Company.

                   4. Assuming the accuracy of the representations of the Investor contained in the Agreement and the Affiliated Agreements, and assuming that offers and sales of the Shares have been made only in the State of California, the offer and sale of the Shares and the delivery of the Shares to you pursuant to the terms of the Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended, and are exempt from the applicable requirements of the securities laws of the State of California. We express no opinion as to compliance with applicable anti-fraud statutes, rules or regulations of any applicable law governing the issuance of securities.

                   5. The execution and delivery of each of the Agreement and the Affiliated Agreements and the issuance and sale of the Shares on the date hereof by the Company

            [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP APPEARS HERE]

Genentech, Inc.
December 30, 1998
Page 3


         pursuant to the Agreement will not result in the violation by the Company of its Certificate of Incorporation or Bylaws or, to our knowledge, any federal or state statute, rule or regulation applicable to the Company (other than federal or state securities laws, which are specifically addressed elsewhere herein), and, to our knowledge, do not contravene any order, writ, judgment, injunction, decree, determination or award that has been entered against the Company, the violation of which would materially and adversely affect the Company, its assets, financial condition or operations, and no consent, approval, authorization or order of, or filing with, any federal or California court or governmental agency or body is required for the consummation of the issuance and sale of the Shares on the date hereof by the Company pursuant to the Agreement.

                  6. The authorized capital stock of the Company consists of 45,000,000 shares of Common Stock, par value $.002 per share, and 9,211,031 shares of Preferred Stock, par value $.0001 per share.

                  7. Except as disclosed in the Agreement and any documents referred to therein and relying as to judgments in respect of materiality on the advice of the executive officers of the Company, to our knowledge, there is no action, proceeding or investigation pending or threatened against the Company in any court or before any governmental authority or arbitration board or tribunal that, if adversely determined, would have a material adverse effect on the Company taken as a whole or would question the validity of the Agreement or the Affiliated Agreements, the Shares or any action taken or to be taken pursuant to the Agreement or the Affiliated Agreements or contemplated thereby.

                  The opinions set forth above are subject to the following qualifications:

                  (A) Wherever we have stated we have assumed any matter, it is intended to indicate that we have assumed such matter without making any factual, legal or other inquiry or investigation, and without expressing any opinion or conclusion of any kind concerning such matter.

                  (B) Whenever a statement or opinion set forth herein is qualified by "to our knowledge", or any similar phrase, it is intended to indicate that, during the course of our representation of the Company in the subject transaction and in prior transactions no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this Firm who have rendered legal services in connection with the representation described in the introductory

                         [LETTERHEAD OF MORGAN,LEWIS & BOCKIUS LLP APPEARS HERE]

Genentech, Inc.
December 30, 1998
Page 4


         paragraph of this opinion letter. However, we have not undertaken any independent investigation to determine the accuracy of such statement or opinion; no inference as to our knowledge of any matters bearing on the accuracy of any such statement or opinion should be drawn from the fact of our representation of the Company.

                   (C) We express no opinion with respect to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the Commonwealth of Pennsylvania and the Delaware General Corporation Law (the "DGCL") and, with respect to our opinion in paragraph 5, the California Corporate Securities Law of 1968, as amended. Further, we express no opinion with respect to any federal or state laws relating to tax and antitrust matters. With respect to paragraph 5, our opinion regarding state securities laws is based solely upon our examination of the latest unofficial compilations available to us of the applicable statutes, if any, of the State of California, and, in certain instances, the published rules and regulations issued thereunder. Our opinion in paragraph 5 with respect to state securities laws is further subject to broad discretionary powers of the authorities administering the state securities laws to, among other things, withdraw exemptions accorded by statute, to impose additional requirements or to revoke or suspend at any time the registration or qualification of securities for offering in their respective jurisdictions. With respect to the State of California, we have relied exclusively on information provided in the Agreement by the Investor concerning the residency or principal place of business of the Investor. Moreover, we have assumed that no form of general solicitation or general advertising has been utilized in connection with the sale of the Shares. We note that the Agreement and the Ancillary Agreements recite that they are governed by the laws of the State of New York. We have made no investigation of New York law nor consulted with counsel admitted to practice law in the State of New York. Instead, with your consent, we have assumed that the laws of the State of New York are in all respects identical to the laws of the Commonwealth of Pennsylvania.

                   (D) We express no opinion in Paragraph 2 as to the enforceability of (i) the Option Agreement or Section 1.3 of the Agreement or (ii) any provisions in the Agreement or any Affiliate Agreement relating to indemnification, contribution or choice of governing law.

                   (E) This opinion speaks only as of the date hereof and we do not have, nor do we assume, any obligation to advise you of any changes in facts or in the applicable laws of the Commonwealth of Pennsylvania or the United States of America or the DGCL which may affect our opinion.

                        [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP APPEARS HERE]

Genentech, Inc.
December 30, 1998
Page 5


         This opinion is solely for the benefit of the addressee hereof for use in connection with the transactions contemplated by the Agreement and may not be relied upon by any other person or for any other purpose without our express written consent.


Very truly yours,

/s/ Morgan, Lewis & Bockius LLP